UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2017

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on September 6, 2017, Snap Interactive, Inc. (the “Company”), LiveXLive Media, Inc., a Delaware corporation (“Buyer”), LXL Video Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), and Jason Katz, as the agent of the stockholders of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, the Company agreed to merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Buyer (the “Merger”). The Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2017.

On October 3, 2017, the Company, Buyer, Merger Sub and Mr. Katz entered into Amendment No. 1 (“Amendment No. 1”) to the Merger Agreement. Amendment No. 1 amends the Merger Agreement to: (i) extend the date by which the “Buyer Public Offering” (as defined in the Merger Agreement) shall have priced prior to triggering the Company’s right to terminate the Merger Agreement from October 9, 2017 to October 27, 2017; and (ii) extend the outside date by which the “Closing” (as defined in the Merger Agreement) shall have occurred prior to triggering the Company’s right to terminate the Merger Agreement from December 8, 2017 to January 3, 2018. Other than as expressly modified by Amendment No. 1, the Merger Agreement remains in full force and effect as originally executed on September 6, 2017.

On October 10, 2017, the Company, Buyer, Merger Sub and Mr. Katz entered into Amendment No. 2 (“Amendment No. 2”) to the Merger Agreement. Amendment No. 2 amends the Merger Agreement to, among other things, provide that the Company shall prepare and file with the SEC, and mail to its stockholders, a proxy statement on Schedule 14A relating to a meeting of the stockholders of the Company to be called for the purpose of seeking the approval of the stockholders of the Company of the Merger Agreement and the Merger, with the receipt of such approval being a condition to the closing of the Merger. Other than as expressly modified by Amendment No. 2, the Merger Agreement remains in full force and effect as originally executed on September 6, 2017 (and as modified by Amendment No. 1).

In addition, in connection with Amendment No. 2, the Company will seek to have certain stockholders of the Company enter into a Voting Agreement with Buyer, pursuant to which such stockholders would agree, among other things and subject to the terms thereof, to vote all shares of the common stock of the Company beneficially owned by such stockholders in favor of the Merger and against certain matters, including other proposals to acquire the Company.

The foregoing description of Amendment No. 1 and Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 and Amendment No. 2, which are filed as Exhibit 2.2 and Exhibit 2.3 hereto, respectively, and are incorporated herein by reference. For a detailed discussion of the Merger and the terms of the Merger Agreement, see the Company’s Current Report on Form 8-K filed with the SEC on September 11, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Description

2.1*	Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 11, 2017).

2.2	Amendment No. 1, dated as of October 3, 2017, to the Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz.

2.3	Amendment No. 2, dated as of October 10, 2017, to the Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz.

*	Schedules have been omitted pursuant to Item 601(b)(ii) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

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Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition by Buyer of the Company, Buyer will file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of Buyer. The definitive proxy statement/prospectus will be delivered to stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Buyer and the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Buyer will be available free of charge on Buyer’s internet website at http://www.livexlive.com or by contacting Buyer’s Investor Relations Department at (310) 601-2500. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.snap-interactive.com or by contacting the Company at (212) 594-5050.

Participants in the Merger Solicitation

The Company, Buyer, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 25, 2017 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Buyer is set forth in Buyer’s Annual Report on Form 10-K for its fiscal year ended March 31, 2017, which was filed with the SEC on June 14, 2017 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of the Company and Buyer, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation: the ability of the Company and Buyer to consummate the Merger, including the ability to satisfy conditions to closing the Merger; risks and uncertainties associated with general economic, industry and market sector conditions; future growth and the ability to obtain additional financing to implement growth strategies; the ability to successfully develop and launch new applications, including dating applications with live video features; the ability to successfully combine the product and services portfolio of the Company and Buyer; the ability to market products and services internationally and derive revenue therefrom; the ability to successfully license products and platforms; the ability to increase or recognize revenue, decrease expenses and increase the number of active subscribers, new subscription transactions or monthly active users; the ability to enter into new advertising and licensing agreements; the ability to diversify new user acquisition channels or improve the conversion of users to paid subscribers; the ability to anticipate and respond to changing user and industry trends and preferences; industry competition; and circumstances that could disrupt the functioning of the applications of the Company or Buyer. More detailed information about the Company and Buyer and the risk factors that may affect the realization of forward-looking statements is set forth in the filings of the Company and Buyer with the SEC, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for such entities. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company and Buyer undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 10, 2017

SNAP INTERACTIVE, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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EXHIBIT INDEX

Exhibit #	Description

2.1*	Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 11, 2017).

2.2	Amendment No. 1, dated as of October 3, 2017, to the Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz.

2.3	Amendment No. 2, dated as of October 10, 2017, to the Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz.

*	Schedules have been omitted pursuant to Item 601(b)(ii) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

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